Exhibit 10.2

JOINT WRITTEN CONSENT OF THE B OARD OF DIRECTORS AND

MAJORITY CONSENTING SHAREHOLDER OF

LORD GLOBAL CORPORATION

Date: January 21, 2020

Pursuant to the Nevada Revised Statutes, the undersigned, Joseph Frontiere, Alexandra Aizenshtadt and Sara Reynolds, constituting a majority of the members of the Board of Directors (the “Board”) of Lord Global Corporation, f/k/a Bigfoot Project Investments Inc., a Nevada corporation (the “Company”), and 27 Health Inc. (“27 Health” or the “Majority Consenting Stockholder”), a privately owned Nevada corporation jointly owned by Joseph Frontiere and Alexandra Aizenshtadt, hereby jointly consent (the “Joint Written Consent”), to adopt ratify and approve the following resolutions (the “Resolutions”) and take the following actions with the same force and effect as if such Resolutions had been duly adopted and such actions duly taken at a meeting of the Board and holders of the voting capital stock of the Company.

WHEREAS, in conformity with the applicable laws of the State of Nevada and in accordance with NRS 78.215.1 and 78.335.1, effective this 21st day of January 2020, hereby execute this Joint Written Consent in lieu of a meeting of the Board and the stockholders entitled to vote, with the same force and effect as if such actions had been duly taken at a meeting of the Board and voting stockholders of the Company, authorize, ratify and approve the Resolutions set forth below; and

WHEREAS, 27 Health, as the Majority Consenting Stockholder, pursuant to these Resolutions, is the owner of 1,000,000 shares of newly authorized Series B Preferred Stock, having the right to vote in the aggregate, on all stockholder matters, votes equal to 68% of the total stockholder vote on any and all stockholder matters (the “Super Voting Preferred Stock”), together with the majority of the Company’s Board, hereby jointly adopt ratify and approve the following Resolutions and take the following actions with the same force and effect as if such Resolutions had been duly adopted and such actions duly taken at a meeting of the Board and holders of the voting capital stock of the Company at a meeting duly called and convened for such purpose on the date first set forth above; and

WHEREAS, in conformity with the applicable laws of the State of Nevada and in accordance with NRS 78.215.1 and 78.335.1, effective this 21st day of January 2020, the undersigned, constituting a majority of the Board of Directors, together with 27 Health, as Majority Consenting Stockholder, holders in the aggregate at least a two-thirds majority of the issued and outstanding voting shares and voting power of the Company, hereby execute this Joint Written Consent.

NOW THEREFORE, BE IT

RESOLVED, that Joseph Frontiere is approved for appointment as the Company’s CEO and Alexandra Aizenshtadt is appointed as Chairwomen of the Board of Directors of the Company; and

FURTHER RESOLVED, that Sara Reynolds is affirmed to continue her position as CFO, Secretary and a director of the Company; and

FURTHER RESOLVED, that Joseph Frontiere, Alexandra Aizenshtadt and Sara Reynolds, representing a majority of the members of the Company’s Board, constitute a quorum and to ratify and approve the Resolutions, which Resolutions set forth herein, are ratified and approved by the Joint Written Consent of the Company’s Board and Majority Consenting Stockholder;

FURTHER RESOLVED, the Board authorizes, ratifies and approves the filing with the State of Nevada of an Amended Certificate of Designation with respect to the newly established Series B Voting Preferred Stock, consisting of 1,000,000 shares of Series B Preferred Stock (the “Super Voting Preferred Stock”), in the form attached hereto and further ratifies and approved the issuance of all of the shares of the Super Voting Preferred Stock to 27 Health; and

FURTHER RESOLVED, 27 Health, the Majority Consenting Stockholder, as owner all of the authorized shares of Super Voting Preferred Stock, having the right to vote in the aggregate, on all stockholder matters, votes equal to 68% of the total stockholder vote on any and all stockholder matters, hereby vote to approve the removal of: (i) Joseph Cellura as CEO and Director of the Company; (ii) Michael Ghiselli as a Director of the Company; and Chet Idziszek as a Director of the Company; and

FURTHER RESOLVED, that the newly constituted Board, a majority of which have executed these Resolutions and Joint Written Consent, authorize the Chief Executive Officer of the Company, acting alone, is hereby authorized to do and perform any and all such acts, including execution of any and all documents and certificates, as said Chief Executive Officer shall deem necessary or advisable, to carry out the purposes of the foregoing Resolutions; and

FURTHER RESOLVED, that any actions taken by such officer prior to the date of the foregoing Resolutions adopted hereby that are within the authority conferred thereby are hereby ratified, confirmed and approved as the duly authorized acts and deeds of the Company; and

FURTHER RESOLVED, that the Secretary of the Corporation is authorized and directed to file the appropriate documents to respective authorities; and

FURTHER RESOLVED, that this written consent of the Shareholders shall be filed with the minutes of meetings of the shareholders of the Corporation and shall be treated for all purposes as an action taken at a meeting.

IN WITNESS HEREOF, the undersigned, constituting a quorum and a majority of the Company’s Board, have executed and approved these Resolutions and this Joint Written Consent as of the date first above written.

LORD GLOBAL CORPORATION

By:		By:		By:
	Joseph Frontiere, Director		Alexandra Aizenshtadt, Chairwoman		Sara Reynolds, Director

27 HEALTH INC., as Majority Consenting Stockholder (having the right to vote 68% of voting capital stock of the Company)

By:		By:
	Joseph Frontiere, 50% owner of 27 Health Inc.		Alexandra Aizenshtadt, 50% owner of 27 Health Inc.

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